Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Seal123, Inc. et al	Case No. 15-10081 (CSS) Reporting Period: 3/1/2015 to 3/31/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee before the end of the following month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Bank Accounts with Book Balances	MOR-1a	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1b		x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

April 28, 2015
Signature of Authorized Individual*	Date

Bill Langsdorf	Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS) Reporting Period: 3/1/2015 to 3/31/2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD MARCH 1 to MARCH 31, 2015

In re Seal123, Inc. et al

MOR -1

	WS Inc.	WS Retail	WS Catalog	WS Gift card	Total company
Cash Receipts
Cash and checks	—	6,085	—	—	6,085
Credit card	—	10,474	2,719	—	13,193
Other	2,589	—	—	—	2,589

Total receipts	2,589	16,559	2,719	—	21,867

Cash Disbursements
Advertising	100	—	98	—	198
Benefits/Medical	208	38	1	—	247
Freight out	303	61	105	—	469
Merchandise	—	9,167	1,492	—	10,659
Other	497	522	77	—	1,096
Payroll	1,028	2,090	60	—	3,178
Rent	86	3,811	—	—	3,897
Sales tax	—	725	39	—	764
Temp help	46	138	117	—	301

Total disbursements	2,267	16,553	1,989	—	20,809

Net Operating Cash Flow	321	6	731	—	1,058

Non-operating Professional Fees	413	—	—	—	413
Capital Expenditure	39	—	—	—	39

Total Non-operating disbursements	452	—	—	—	452

Net Cash Flow	(131)	6	731	—	606

Disbursements for calculating US Trustee Quarterly Fees:

Total disbursements	2,719	16,553	1,989	—	21,261

US Trustee Fees*	3	15	4	—	22

*	US Trustee fees reflected in the table above are subject to change as disbursements by debtor reflect only one month of the quarter.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS) Reporting Period: 3/1/2015 to 3/31/2015

Schedule of Bank Accounts with Book Balances

In re Seal123, Inc. et al

Bank Account	CONSOLIDATED	WS INC(Co 01)	WS RETAlL(Co 02)	WS INTERNET(Co 03)	WS GC(Co 04)
11101 Cash On Hand	109	2	107	—	—
11201 Cash - B of A Main (0086)	5,313	—	5,313	—	—
11202 Cash - B of A A/P Expense Checks	(214)	—	(214)	—	—
11203 Cash - B of A A/P Merch Checks	(210)	—	(210)	—	—
11204 Cash - B of A A/P Expense (Retail)	(2,912)	—	(2,912)	—	—
11209 Cash - B of A (6096)	97	—	97	—	—
11211 American Express	230	—	230	—	—
11212 American Express - Internet	8	—	—	8	—
11213 Debit Card	791	—	791	—	—
11214 Cash - Wet Seal Inc Concentration (6128)	462	—	462	—	—
11217 M/C & Visa	662	—	662	—	—
11218 M/C & Visa - Internet	81	—	—	81	—
11219 Discover	38	—	38	—	—
11220 Discover - Internet	4	—	—	4	—
11221 Amazon Pay Phrase	6	—	—	6	—
11222 Amazon Retail	1	—	—	1	—
11223 ECA Checks	3	—	3	—	—
11224 Cash - BofA Payroll-WS1 “Retail”	73	—	73	—	—
11225 Cash - BofA Payroll-WS2 “Inc”	21	—	21	—	—
11227 Cash - Wells Fargo (2375)	130	—	130	—	—
11228 Cash - UMB (9215)	5	—	5	—	—
11229 Cash - Bank Of Hawaii (7696)	7	—	7	—	—
11230 Cash - ADP Refund Payroll Checks	(1)	—	(1)	—	—
11235 Cash - B of A (5505)	60	—	60	—	—
11240 Cash - Capital One (3024)	19	—	19	—	—
11241 Cash - Tri Counties Bank (4372)	1	—	1	—	—
11242 Cash - MB Financial (3400)	8	—	8	—	—
11245 Cash - IBC Bank (4224)	30	—	30	—	—
11261 Cash - Compass (3082)	14	—	14	—	—
11268 Cash - Wells Fargo (7711)	15	—	15	—	—
11270 Cash - First Citizens (7493)	7	—	7	—	—
11271 Cash - PNC (3713)	17	—	17	—	—
11273 Cash - BofA - Nations (5143)	180	—	180	—	—
11278 Cash - Citibank - Cigna Dental	5	—	5	—	—
11280 Cash - PayPal	27	—	—	27	—
11282 Cash - M & T /Wilmington (2422)	15	—	15	—	—
11286 Cash - Citibank (4202)	9	—	9	—	—
11288 Cash - Wheatland Bank (2722)	4	—	4	—	—
11294 Cash - American Savings (1847)	3	—	3	—	—
11298 Cash - Prosperity Bank (3019)	3	—	3	—	—
11305 Cash - B of A Flex Ben (3869)	3	—	3	—	—
11306 Cash - B of A LC (5600)	14	—	14	—	—
11307 Cash - B of A Utility Assurance	102	—	102	—	—
11403 Cash - Commerce (1282)	9	—	9	—	—
11404 Cash - CoreFirst Bank (1670)	4	—	4	—	—
11412 Cash - Banco Popular (2034)	5	—	5	—	—
11440 Cash - JPM Chase (5732)	61	—	61	—	—
11477 Cash - Citibank (9462)	9	—	9	—	—
11487 Cash - US Bank (6180)	48	—	48	—	—
11495 Cash - Comerica (5247)	12	—	12	—	—
11538 Cash - First Sentry (2195)	5	—	5	—	—
11570 Cash - Plains Commerce (3268)	4	—	4	—	—
11571 Cash - PNC (5029)	24	—	24	—	—
11573 Cash - Huntington National (0721)	4	—	4	—	—
11577 Cash - 5/3 Bank (4021)	7	—	7	—	—
11581 Cash - Key Bank (7205)	12	—	12	—	—
11599 Cash - BMO Harris (9030)	1	—	1	—	—
11605 Cash - Sovereign (6840)	10	—	10	—	—
11606 Cash - Sovereign (7956)	17	—	17	—	—
11607 Cash - B of A - La Salle (5141)	23	—	23	—	—
11609 Cash - Citizens (2501)	14	—	14	—	—
11635 Cash - Suntrust (7978)	26	—	26	—	—
11651 Cash - BofA Inv (Cash/Cash Eq)	2,332	—	2,332	—	—
11652 Cash - UBS Money Market	100	—	100	—	—
11664 Cash - Salem Five (1098)	4	—	4	—	—
11669 Cash - First American (4601)	1	—	1	—	—
11675 Cash - Bank Financial (3903)	6	—	6	—	—
11687 Cash - Valley National Bank (9151)	6	—	6	—	—

	7,990	2	7,860	128	—

In re Seal123, Inc. et al	Case No. 15-10081 (CSS) Reporting Period: 3/1/2015 to 3/31/2015

Declaration Regarding the Status of Bank Reconciliations of the Debtors

In re Seal123, Inc. et al

1	I am the Chief Executive Officer for Seal123, Inc. et al, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2	All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify. I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3	To the best of my knowledge, all of the Debtors’ bank balances as of March 31, 2015 have been reconciled in an accurate and timely manner.

Dated April 28, 2015	Respectfully submitted,

Bill Langsdorf
Title: Chief Executive Officer

In re Seal123, Inc. et al	Case No. 15-10081 (CSS) Reporting Period: 3/1/2015 to 3/31/2015

In re Seal123, Inc. et al	SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Donlin, Recano & Company, Inc.	1/15/15 - 1/31/15	225	The Wet Seal, Inc.	563729	2/19/2015	176	49	176	49
Klee, Tuchin, Bogdanoff & Stern, LLP	1/15/15 - 1/31/15	234	The Wet Seal, Inc.	15026	3/27/2015	220	14	220	14
Paul Hastings, LLP	1/15/15 - 1/31/15	64	The Wet Seal, Inc.	15027	3/27/2015	64	0	64	0
Young, Conaway, Stargatt & Taylor, LLP	1/15/15 - 1/31/15	60	The Wet Seal, Inc.	15029	3/27/2015	55	5	55	5
Womble, Carlyle, Sandridge & Rice, LLP	1/15/15 - 2/28/15	14	The Wet Seal, Inc.	15085	3/31/2015	14	0	14	0
FreedMaxick	1/28/15 - 2/5/15	39	The Wet Seal, Inc.	14973	3/17/2015	29	10	29	10

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
MOR - 2	Reporting Period: 3/1/2015 to 3/31/2015
Debtor Income Statement-By Entity
For the Month Ended March 31, 2015
In re Seal123, Inc. et al

		01	02	03	04
	CONSOLIDATED	WS INC(Co 01)	WS RETAIL(Co 02)	WS INTERNET(Co 03)	WS GC(Co 04)
Unaudited	Actual	Actual	Actual	Actual	Actual
Sales	19,147	—	16,443	2,704	—

Cost of Sales	8,112	—	6,785	1,327	—
Buying	233	237	—	(4)	—
Planning/Allocation	76	76	—	—	—
Warehouse	450	—	450	—	—
Occupancy	4,578	—	4,578	—	—

Total Cost of Sales	13,449	313	11,813	1,323	—

Gross Profit (Loss)	5,698	(313)	4,630	1,381	—

Gross Profit (Retail)	11,035	—	9,658	1,377	—

S,G & A
Selling-Store Expense	3,701	—	3,107	588	6
Selling-Field Support	271	—	271	—	—
Gen & Admin Expense	2,728	2,581	16	130	1

Total S,G&A Expenses	6,700	2,581	3,395	718	6

Operating (Loss) Income	(1,002)	(2,895)	1,235	663	(6)

Interest Exp. Net	(10)	(10)	—	—	—

(Loss) Inc Cont Ops Before Tax	(1,012)	(2,905)	1,235	663	(6)

Inc Tax Provision	—	—	—	—	—

(Loss) Inc from Cont Ops	(1,012)	(2,905)	1,235	663	(6)

Net Inc(Loss) Disc Ops	—	—	—	—	—

Net (Loss) Inc	(1,012)	(2,905)	1,235	663	(6)

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
MOR - 3	Reporting Period: 3/1/2015 to 3/31/2015
Balance Sheet-By Entity-Condensed
March, 2015
In re Seal123, Inc. et al

		01	02	03	04
	CONSOLIDATED Actual	WS INC(Co 01) Actual	WS RETAIL(Co 02) Actual	WS INTERNET(Co 03) Actual	WS GC(Co 04) Actual
Assets

Current Assets:
Cash And Cash Equivalents	7,990	2	7,860	128	—
Other Receivables	6,278	4,880	1,365	24	9
Merchandise Inventories	14,147	—	12,223	1,924	—
Prepaid Expenses	6,751	3,313	3,439	—	—

Total Current Assets	35,166	8,194	24,887	2,076	9

Equipment And Leasehold Improvements:
Leasehold Improvements	24,173	2,813	21,342	18	—
Furniture, Fixtures And Equipment	40,706	21,859	15,622	3,225	—
Construction In Progress	209	9	180	20	—
Less Accumulated Depreciation	(45,271)	(19,609)	(23,378)	(2,285)	—

Net Equipment And Leasehold Improvements	19,816	5,072	13,766	977	—

Other Assets:
Other Assets	1,944	1,727	214	2	—

Total Other Assets	1,944	1,727	214	2	—

Total Assets	56,926	14,994	38,868	3,055	9

Liabilities And Stockholders’ (Deficit) Equity

Current Liabilities:
Accounts Payable-Merchandise
Subject to compromise	6,432	—	4,304	2,127	—
Not subject to compromise	796	—	642	154	—
Accounts Payable
Subject to compromise	4,368	468	3,550	349	—
Not subject to compromise	7,510	3,898	3,223	384	5
Accrued Liabilities
Subject to compromise	3,029	27	3,002	—	—
Not subject to compromise	13,347	1,194	8,807	547	2,799
Current Debt	2,500	2,500	—	—	—
Notes/Warrants/Derivatives	28,915	28,915	—	—	—
Unamortized Debt Discount	(3,564)	(3,564)	—	—	—
Short-Term Deferred Rent	12,301	731	11,570	—	—
Intercompany AP/AR - NET	—	177,181	(116,045)	(70,032)	8,896

Total Current Liabilities	75,633	211,350	(80,946)	(66,471)	11,700

Total Liabilities	75,633	211,350	(80,946)	(66,471)	11,700

Stockholders’ (Deficit) Equity:
Common Stock	8,459	8,459	—	—	—
Paid-In Capital	218,819	218,819	—	—	—
Retained Earnings	(240,698)	(417,017)	119,196	68,795	(11,672)
Current Period Earnings	(5,231)	(6,561)	618	731	(19)
Less Cost Of Treasury Stock	(56)	(56)	—	—	—

Total Stockholders’ (Deficit) Equity	(18,707)	(196,356)	119,814	69,526	(11,691)

Total Liabilities And Stockholders’ Equity	56,926	14,994	38,868	3,055	9

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 3/1/2015 to 3/31/2015

STATUS OF POSTPETITION TAXES
In re Seal123, Inc. et al	(In thousands)

In re Seal123, Inc. et al
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	—	95	95	—
FICA-Employee	—	60	60	—
FICA-Employer	—	60	60	—

Total Federal Taxes	—	215	215	—

State and Local
Withholding		27	27	—
Sales	65	1,496	707	854
Unemployment		9	9	—
Income	31			31
Personal Property	35	35		70

Total State and Local	131	1,567	743	955

Total Taxes	131	1,782	958	955

SUMMARY OF UNPAID POSTPETITION DEBTS

In re Seal123, Inc. et al
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,818	—	—	—	—	1,818
Wages Payable	1,514	—	—	—	—	1,514
Taxes Payable	955	—	—	—	—	955
Rent/Leases-Building	—	—	2,145	—	—	2,145
Professional Fees	1,996	—	—	—	—	1,996

Total Postpetition Debts	6,283	—	2,145	—	—	8,428

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 3/1/2015 to 3/31/2015

In re Seal123, Inc. et al

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X